SUPPLEMENT TO THE PROSPECTUSES

                       CREDIT SUISSE EMERGING MARKETS FUND

                CREDIT SUISSE TRUST - EMERGING MARKETS PORTFOLIO

The following information supersedes certain information in the funds' Prospectuses.

               Jonathan S. Ong and Elizabeth H. Eaton (see biographies below) join the Credit Suisse Emerging Markets Team, which is responsible for the day-to-day management of the fund. The current team members are Neil Gregson, Emily Alejos, Annabel Betz and Matthew Hickman.

Team Member Biographies

JONATHON S. ONG, CFA, Director, is a Sydney-based research analyst specializing in equities of Asia/Pacific telecommunications companies. He joined Credit Suisse Asset Management Limited (Australia) in 1999 from Bankers Trust Australia, where he held a similar position and was deputy of the global telecommunications research team. Previously, he was a generalist analyst in Hong Kong equities at Kim Eng Securities in Hong Kong. Mr. Ong holds a Bachelor of Business degree from Monash University and a B.S. in human immunology from Melbourne University.

ELIZABETH H. EATON, Vice President, is a London-based equity analyst specializing in Emerging Europe. She joined CSAM in 1998 as a quantitative analyst in New York specializing in global emerging equity markets. Ms. Eaton holds a B.S. in economics from the University of Pennsylvania.



Dated: August 31, 2004                                         16-0804
                                                               for
                                                               WPISF
                                                               CSEMA
                                                               TREMK
                                                               2004-031